THE MORTGAGE POOL

GENERAL

     The mortgage pool will consist of three groups of mortgage loans, referred to in this prospectus supplement as "Loan Group 1", "Loan Group 2" and "Loan Group 3" (and each, a "Loan Group"), and also designated as the "Group 1 Loans", "Group 2 Loans" and the "Group 3 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate, fully-amortizing residential mortgage loans secured by first liens on mortgaged properties. The Group 2 Loans are adjustable-rate, fully-amortizing multifamily mortgage loans secured by first liens on mortgaged properties. The Group 3 Loans are one- to four-family, fully-amortizing and balloon payment residential mortgage loans, all of which have fixed rates that are secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

     The mortgage pool includes the initial mortgage loans and the subsequent mortgage loans in Loan Group 1 (each, a "Group 1 subsequent mortgage loan"). The initial mortgage loans were deposited into the trust on the closing date. The Group 1 subsequent mortgage loans were purchased with amounts on deposit in the pre-funding account described in this prospectus supplement and deposited into the trust on the subsequent transfer date.

     The company conveyed the initial mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The Seller made certain representations and warranties, with respect to the initial mortgage loans, in the Mortgage Loan Sale and Contribution Agreement and, with respect to the Group 1 subsequent mortgage loans, in the Subsequent Mortgage Loan Sale and Contribution Agreement. These representations and warranties will be assigned to the indenture trustee for the benefit of the Bondholders and the Bond Insurer. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders or the Bond Insurer. SEE "THE MORTGAGE POOLS -- REPRESENTATIONS BY SELLERS" IN THE PROSPECTUS.

     None of the mortgage loans were 30 days or more delinquent as of the related Cut-off Date.

     Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each mortgage loan is generally assumable in accordance with the terms of the related mortgage note.

     Each mortgage loan is required to be covered by a standard hazard insurance policy. SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER --HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE RATE ADJUSTMENT

     The mortgage rate on substantially all of the adjustable-rate mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin.

Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

     The mortgage rate on substantially all of the adjustable-rate mortgage loans adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

     Substantially all of the adjustable-rate mortgage loans have not reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

INDICES ON THE MORTGAGE LOANS

     The index applicable to the determination of the mortgage rate on the Group 1 Loans and Group 2 Loans, is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

     The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any mortgage loan based on Six-Month LIBOR.

                                 SIX-MONTH LIBOR

     MONTH       1996    1997    1998    1999     2000     2001    2002    2003
     -----       ----    ----    ----    ----     ----     ----    ----    ----
January......    5.34%   5.71%   5.75%   5.04%    6.23%    5.36%   1.99%   1.35%
February.....    5.29    5.68    5.78    5.17     6.32     4.96    2.06    1.34
March........    5.52    5.96    5.80    5.08     6.53     4.71    2.33
April........    5.42    6.08    5.87    5.08     6.61     4.23    2.10
May..........    5.64    6.01    5.81    5.19     7.06     3.91    2.09
June.........    5.84    5.94    5.87    5.62     7.01     3.83    1.95
July.........    5.92    5.83    5.82    5.65     6.88     3.70    1.86
August.......    5.74    5.86    5.69    5.90     6.83     3.48    1.82
September....    5.75    5.85    5.36    5.96     6.76     2.53    1.75
October......    5.58    5.81    5.13    6.13     6.72     2.17    1.62
November.....    5.55    6.04    5.28    6.04     6.68     2.10    1.47
December.....    5.62    6.01    5.17    6.13     6.20     1.98    1.38


PREPAYMENT CHARGES

     Approximately 83.74%, 100.00% and 82.62% of the Group 1 Loans, Group 2 Loans and Group 3 Loans, respectively, provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. For mortgage loans which are not multifamily loans, the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. For the multifamily loans with no initial fixed rate period or a three year fixed rate period, the amount of the prepayment charge is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily loans with a five year fixed rate period, the amount of the charge is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the fifth year. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

     Substantially all of the initial Group 1 Loans and Group 3 Loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

     Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 6.00% of the Allowable Claim and
(B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 22.00% of the Allowable Claim.

     The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

     With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.23% per annum to 2.00% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

     To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms, with the approval of the Bond Insurer.

MORTGAGE LOAN CHARACTERISTICS

     The mortgage pool includes 2,484 mortgage loans, 46.326% of which are in Loan Group 1, 2.200% of which are in Loan Group 2 and 51.474% of which are in Loan Group 3. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the related Cut-off Date.

     The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans, Group 2 Loans and Group 3 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds -- Yield Sensitivity of the Class M Bonds and Class B Bonds" in this prospectus supplement.

LOAN GROUP 1

     The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $270,001,404, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 1 Loans are secured by first liens on the related mortgaged property.

     The average principal balance of the Group 1 Loans at origination was approximately $269,095. No Group 1 Loan had a principal balance at origination of greater than approximately $1,000,000 or less than approximately $56,250. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $268,926. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,000,000 or less than approximately $56,194.

     As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 3.000% per annum to approximately 10.375% per annum and the weighted average mortgage rate was approximately 6.019% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 359 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior to December 1, 2001, or after May 1, 2003, or will have a remaining term to maturity of less than 343 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is April 1, 2033.

     Approximately 39.91% and 0.18% of the Group 1 Loans have initial interest only periods of five and ten years, respectively.

     The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 1 Loans was approximately 78.28%. No loan-to-value ratio at origination of any Group 1 Loan was greater than approximately 100.00% or less than approximately 23.26%.

     None of the Group 1 Loans are buydown mortgage loans.

     None of the Group 1 Loans originated in Georgia are subject to the Georgia Fair Lending Act.

     None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

     Approximately 99.25% of the Group 1 Loans have not reached their first adjustment date as of the Closing Date.

     Approximately 83.74% of the Group 1 Loans provide for prepayment charges.

     Approximately 16.01% and 14.96% of the Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.964% per annum.

     Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        PRINCIPAL BALANCES AT ORIGINATION

                                                                        PERCENTAGE OF
         ORIGINAL                                                       CUT-OFF DATE
       GROUP 1 LOAN                 NUMBER OF     AGGREGATE UNPAID        AGGREGATE
   PRINCIPAL BALANCES ($)         GROUP 1 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
   ----------------------         -------------   -----------------   -----------------
 50,000.01 -   100,000.00.......       44          $  3,727,642              1.38%
100,000.01 -   150,000.00.......      150            19,056,096              7.06
150,000.01 -   200,000.00.......      154            26,775,938              9.92
200,000.01 -   250,000.00.......      167            37,752,980             13.98
250,000.01 -   300,000.00.......      170            46,853,684             17.35
300,000.01 -   350,000.00.......      105            34,111,523             12.63
350,000.01 -   400,000.00.......       73            27,465,363             10.17
400,000.01 -   450,000.00.......       45            19,056,372              7.06
450,000.01 -   500,000.00.......       34            16,392,311              6.07
500,000.01 -   550,000.00.......       20            10,494,676              3.89
550,000.01 -   600,000.00.......       15             8,721,730              3.23
600,000.01 -   650,000.00.......       14             8,888,669              3.29
650,000.01 -   700,000.00.......        1               700,000              0.26
700,000.01 -   750,000.00.......        4             2,914,554              1.08
750,000.01 -   800,000.00.......        2             1,581,574              0.59
800,000.01 -   850,000.00.......        2             1,654,475              0.61
900,000.01 -   950,000.00.......        1               900,090              0.33
950,000.01 - 1,000,000.00.......        3             2,953,729              1.09
                                     -----         ------------            ------
     Total                           1,004         $270,001,404            100.00%
                                     =====         ============            ======

     The average principal balance of the Group 1 Loans at origination was approximately $269,095.

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                      PERCENTAGE OF
                                                                      CUT-OFF DATE
     CURRENT GROUP 1 LOAN           NUMBER OF    AGGREGATE UNPAID       AGGREGATE
     PRINCIPAL BALANCES ($)       GROUP 1 LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
     ----------------------       -------------  -----------------  -----------------
  50,000.01 -  100,000.00......        44         $   3,727,642            1.38%
100,000.01 -   150,000.00......       150            19,056,096            7.06
150,000.01 -   200,000.00......       155            26,974,767            9.99
200,000.01 -   250,000.00......       166            37,554,151           13.91
250,000.01 -   300,000.00......       170            46,853,684           17.35
300,000.01 -   350,000.00......       105            34,111,523           12.63
350,000.01 -   400,000.00......        73            27,465,363           10.17
400,000.01 -   450,000.00......        45            19,056,372            7.06
450,000.01 -   500,000.00......        34            16,392,311            6.07
500,000.01 -   550,000.00......        20            10,494,676            3.89
550,000.01 -   600,000.00......        15             8,721,730            3.23
600,000.01 -   650,000.00......        14             8,888,669            3.29
650,000.01 -   700,000.00......         1               700,000            0.26
700,000.01 -   750,000.00......         4             2,914,554            1.08
750,000.01 -   800,000.00......         2             1,581,574            0.59
800,000.01 -   850,000.00......         2             1,654,475            0.61
900,000.01 -   950,000.00......         1               900,090            0.33
950,000.01 - 1,000,000.00......         3            2,953,729             1.09
                                    -----         ------------           ------
     Total.....................     1,004         $270,001,404           100.00%
                                    =====         ============           ======

     As of the Cut-off Date, the average current principal balance of the Group 1 Loans will be approximately $268,926.

                                 MORTGAGE RATES

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                           NUMBER OF       AGGREGATE UNPAID        AGGREGATE
   MORTGAGE RATES (%)    GROUP 1 LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
   ------------------    -------------    -----------------    -----------------
3.000  -  3.499.......          6             $ 2,148,791            0.80%
3.500  -  3.999.......         19               5,249,376            1.94
4.000  -  4.499.......         47              13,326,868            4.94
4.500  -  4.999.......        132              38,406,023           14.22
5.000  -  5.499.......        119              35,032,843           12.98
5.500  -  5.999.......        168              47,381,220           17.55
6.000  -  6.499.......        134              36,039,565           13.35
6.500  -  6.999.......        145              37,582,409           13.92
7.000  -  7.499.......         62              15,041,590            5.57
7.500  -  7.999.......         87              21,553,808            7.98
8.000  -  8.499.......         35               6,593,976            2.44
8.500  -  8.999.......         32               7,547,604            2.80
9.000  -  9.499.......          8               2,095,865            0.78
9.500  -  9.999.......          7               1,562,207            0.58
10.000 - 10.499.......          3                439,260             0.16
                            -----           ------------           ------
     Total............      1,004           $270,001,404           100.00%
                            =====           ============           ======

     The weighted average mortgage rate of the Group 1 Loans was approximately 6.019% per annum.

                              NEXT ADJUSTMENT DATE

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                           NUMBER OF       AGGREGATE UNPAID        AGGREGATE
 NEXT ADJUSTMENT DATE    GROUP 1 LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
 --------------------    -------------    -----------------    -----------------
April 1, 2003.........         5              $  826,224            0.31%
May 1, 2003...........         4                 845,570            0.31
June 1, 2003..........         9               1,638,422            0.61
July 1, 2003..........        26               7,436,379            2.75
August 1, 2003........        76              22,079,918            8.18
September 1, 2003.....       254              66,963,653           24.80
October 1, 2003.......       121              30,559,712           11.32
November 1, 2003......         1                  98,520            0.04
August 1, 2004........         1                 224,992            0.08
September 1, 2004.....         3                 731,024            0.27
October 1, 2004.......         1                 137,593            0.05
November 1, 2004......         3                 584,271            0.22
December 1, 2004......         7               1,927,497            0.71
January 1, 2005.......        25               6,451,324            2.39
February 1, 2005......        96              24,491,404            9.07
March 1, 2005.........       168              41,699,756           15.44
April 1, 2005.........        63              17,347,484            6.42
December 1, 2005......         1                 956,525            0.35
January 1, 2006.......         3               1,865,330            0.69
February 1, 2006......         8               2,674,510            0.99
March 1, 2006.........        17               6,348,991            2.35
April 1, 2006.........        11               2,520,800            0.93
August 1, 2007........         1                 109,812            0.04
December 1, 2007......         1                 837,164            0.31
January 1, 2008.......        13               5,771,239            2.14
February 1, 2008......        11               3,948,084            1.46
March 1, 2008.........        60              17,125,312            6.34
April 1, 2008.........         9               2,690,600            1.00
March 1, 2010.........         6               1,109,294            0.41
                           -----            ------------          ------
   Total.............      1,004            $270,001,404          100.00%
                           =====            ============          ======

     As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans will be approximately 20 months.

                                  GROSS MARGIN

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                              NUMBER OF      AGGREGATE UNPAID      AGGREGATE
RANGE OF GROSS MARGINS (%)  GROUP 1 LOANS   PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------------  -------------   -----------------  -----------------
1.750 - 1.999.............         3              $713,268           0.26%
2.000 - 2.249.............        13             3,672,300           1.36
2.250 - 2.499.............        17             4,272,267           1.58
2.500 - 2.749.............       146            38,701,059          14.33
2.750 - 2.999.............       271            77,475,521          28.69
3.000 - 3.249.............       194            53,841,464          19.94
3.250 - 3.499.............       117            29,722,055          11.01
3.500 - 3.749.............        80            20,515,857           7.60
3.750 - 3.999.............        51            13,791,342           5.11
4.000 - 4.249.............        27             6,996,630           2.59
4.250 - 4.499.............         6             1,349,494           0.50
4.500 - 4.749.............        22             5,311,245           1.97
4.750 - 4.999.............        14             4,077,445           1.51
5.000 - 5.249.............        29             6,044,549           2.24
5.250 - 5.499.............         5             1,331,877           0.49
5.500 - 5.749.............         1               186,750           0.07
5.750 - 5.999.............         3               668,512           0.25
6.000 - 6.249.............         3               740,195           0.27
6.750 - 6.999.............         1               189,786           0.07
8.750 - 8.999.............         1               399,787           0.15
                               -----          ------------         ------
     Total................     1,004          $270,001,404         100.00%
                               =====          ============         ======


     As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans will be approximately 3.129% per annum.

                              MAXIMUM MORTGAGE RATE

                                                                          PERCENTAGE OF
                                                                          CUT-OFF DATE
                                      NUMBER OF     AGGREGATE UNPAID        AGGREGATE
RANGE OF MAXIMUM MORTGAGE RATE (%)  GROUP 1 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
----------------------------------  -------------   -----------------   -----------------
 9.000 -  9.499................           6          $  2,148,791              0.80%
 9.500 -  9.999................          20             5,604,376              2.08
10.000 - 10.499................          54            16,682,664              6.18
10.500 - 10.999................         129            39,778,668             14.73
11.000 - 11.499................         107            28,798,175             10.67
11.500 - 11.999................         174            46,933,849             17.38
12.000 - 12.499................         133            38,245,839             14.17
12.500 - 12.999................         142            36,502,936             13.52
13.000 - 13.499................          54            12,749,414              4.72
13.500 - 13.999................          89            21,452,062              7.95
14.000 - 14.499................          33             6,929,923              2.57
14.500 - 14.999................          34             8,466,894              3.14
15.000 - 15.499................          12             2,564,618              0.95
15.500 - 15.999................          11             2,067,037              0.77
16.000 - 16.499................           5               741,155              0.27
16.000 - 16.999................           1               335,002              0.12
                                      -----          ------------            ------
   Total.......................       1,004          $270,001,404            100.00%
                                      =====          ============            ======

     As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans will be approximately 12.025% per annum.


                            INITIAL FIXED-RATE PERIOD

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                             NUMBER OF      AGGREGATE UNPAID       AGGREGATE
INITIAL FIXED-RATE PERIOD  GROUP 1 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
-------------------------  -------------   -----------------   -----------------

Six Months...............        495         $130,349,879            48.28 %

Two Years................        368           93,693,864             34.70

Three Years..............         40           14,366,157              5.32

Five Years...............         95           30,482,210             11.29

Seven Years..............          6            1,109,294              0.41
                               -----         ------------            ------
     Total...............      1,004         $270,001,404            100.00%
                               =====         ============            ======

                                INITIAL RATE CAP

                                                                PERCENTAGE OF
                                                                CUT-OFF DATE
                          NUMBER OF      AGGREGATE UNPAID         AGGREGATE
INITIAL RATE CAPS (%)   GROUP 1 LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
---------------------   -------------   -----------------     -----------------
1.00.................         483          $127,549,599              47.24%
1.50.................          12             2,800,280               1.04
3.00.................         496           133,055,209              49.28
5.00.................          13             6,596,316               2.44
                            -----          ------------             ------
   Total.............       1,004          $270,001,404             100.00%
                            =====          ============             ======


                                PERIODIC RATE CAP

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                            NUMBER OF      AGGREGATE UNPAID        AGGREGATE
PERIODIC RATE CAPS (%)    GROUP 1 LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------------------    -------------   -----------------    -----------------
1.00..................         928           $251,731,375           93.23%
1.50..................          38              9,480,621            3.51
2.00..................          37              8,434,407            3.12
5.00..................           1                355,000            0.13
                             -----           ------------          ------
   Total..............       1,004           $270,001,404          100.00%
                             =====           ============          ======


                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                            PERCENTAGE OF
                                      NUMBER OF     AGGREGATE UNPAID   CUT-OFF DATE AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)   GROUP 1 LOANS  PRINCIPAL BALANCE      PRINCIPAL BALANCE
---------------------------------   -------------  -----------------      -----------------
20.01 -  25.00...................         2          $    600,000               0.22%
25.01 -  30.00...................         2             1,319,264               0.49
30.01 -  35.00...................         2               488,500               0.18
35.01 -  40.00...................         8             3,408,536               1.26
40.01 -  45.00...................         7             1,370,731               0.51
45.01 -  50.00...................        10             3,604,748               1.34
50.01 -  55.00...................        18             5,096,942               1.89
55.01 -  60.00...................        21             6,460,463               2.39
60.01 -  65.00...................        23             7,618,840               2.82
65.01 -  70.00...................       120            38,159,334              14.13
70.01 -  75.00...................        60            15,870,711               5.88
75.01 -  80.00...................       383           102,395,022              37.92
80.01 -  85.00...................        31             7,180,980               2.66
85.01 -  90.00...................       190            47,533,382              17.60
90.01 -  95.00...................       120            27,448,111              10.17
95.01 - 100.00...................         7             1,445,840               0.54
                                      -----          ------------             ------
  Total..........................     1,004          $270,001,404             100.00%
                                      =====          ============             ======

     The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 23.26% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 78.28%.

                                 OCCUPANCY TYPES

                                                                PERCENTAGE OF
                                                                 CUT-OFF DATE
                           NUMBER OF     AGGREGATE UNPAID         AGGREGATE
      OCCUPANCY TYPE     GROUP 1 LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
      --------------     -------------   -----------------    -----------------
Owner Occupied........        847         $235,701,186              87.30%
Investor..............        131           27,596,076              10.22
Second Home...........         26            6,704,142               2.48
                            -----         ------------             ------
    Total.............      1,004         $270,001,404             100.00%
                            =====         ============             ======

     Occupancy type is based on the representation of the borrower at the time of origination.



                     MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                             PERCENTAGE OF
                                                                              CUT-OFF DATE
                                          NUMBER OF       AGGREGATE UNPAID     AGGREGATE
 LOAN PROGRAM AND DOCUMENTATION TYPE    GROUP 1 LOANS    PRINCIPAL BALANCE  PRINCIPAL BALANCE
 -----------------------------------    -------------    -----------------  -----------------
Progressive Series Program (Limited
(Stated) Documentation)...............        288           $83,617,540           30.97%
Progressive Express(TM)Program
(Verified Assets).....................        257            70,496,425          26.11
Progressive Express(TM)Program (Non
Verified Assets)......................        212            49,221,008           18.23
Progressive Series Program (Full
Documentation)........................        177            48,581,787           17.99
Progressive Express(TM)No Doc Program
(No Documentation)....................         62            16,250,286            6.02
Progressive Express(TM)Program No Doc
Program (Verified Assets).............          8             1,834,358            0.68
                                            -----          ------------          ------
    Total.............................      1,004          $270,001,404          100.00%
                                            =====          ============          ======

     See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 RISK CATEGORIES

                                                                           PERCENTAGE OF
                                                                           CUT-OFF DATE
                                      NUMBER OF      AGGREGATE UNPAID        AGGREGATE
          CREDIT GRADE              GROUP 1 LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
          ------------              -------------   -----------------    -----------------
A+(1).............................       249           $67,525,769             25.01%
A(1)..............................       299            88,901,741             32.93
A-(1).............................        21             5,428,047              2.01
B(1)..............................         2               508,920              0.19
C(1)..............................         1               189,786              0.07
Progressive Express(TM)I(2).......       225            54,768,119             20.28
Progressive Express(TM)II(2)......       169            44,124,450             16.34
Progressive Express(TM)III(2).....        15             3,566,660              1.32
Progressive Express(TM)IV(2)......        13             2,627,673              0.97
Progressive Express(TM)V(2).......         8             1,929,133              0.71
Progressive Express(TM)VI(2)......         2              431,107               0.16
                                       -----          ------------            ------
   Total..........................     1,004          $270,001,404            100.00%
                                       =====          ============            ======

_________________

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV, and V, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "FICO" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above.

     See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 PROPERTY TYPES

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                               NUMBER OF    AGGREGATE UNPAID       AGGREGATE
       PROPERTY TYPE         GROUP 1 LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
       -------------         -------------  -----------------  -----------------
Single-Family..............       631         $174,578,280           64.66%
De Minimis PUD.............       157           47,472,109           17.58
Condominium................       119           25,336,259            9.38
Planned Unit Development...        50           10,871,840            4.03
Four-Family................        16            4,441,618            1.65
Two-Family.................        19            3,752,256            1.39
Three-Family...............         8            2,223,742            0.82
Hi-Rise Condo..............         4            1,325,300            0.49
                                -----         ------------          ------
   Total...................     1,004         $270,001,404          100.00%
                                =====         ============          ======


                    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                PERCENTAGE OF
                                                                                CUT-OFF DATE
                                            NUMBER OF     AGGREGATE UNPAID        AGGREGATE
                   STATE                  GROUP 1 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                   -----                  -------------   -----------------   -----------------
California..............................        623         $186,490,547            69.07%
Florida.................................         90           16,031,082             5.94
Other (less than 3% in any one state)...        291           67,479,773            24.99
                                              -----         ------------           ------
   Total................................      1,004         $270,001,404           100.00%
                                              =====         ============           ======

     No more than approximately 0.86% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.


                                  LOAN PURPOSES

                                                                 PERCENTAGE OF
                               NUMBER OF                         CUT-OFF DATE
                                GROUP 1    AGGREGATE UNPAID        AGGREGATE
       LOAN PURPOSE              LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
       ------------              -----     -----------------   -----------------
Purchase....................       521        $130,429,320           48.31%
Cash-Out Refinance..........       331          92,563,747           34.28
Rate and Term Refinance.....       152          47,008,338           17.41
                                 -----        ------------          ------
   Total....................     1,004        $270,001,404          100.00%
                                 =====        ============          ======

     In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

LOAN GROUP 2

     The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $12,819,482, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 2 Loans are multifamily loans and are secured by first liens on the related mortgaged property.

     The average principal balance of the Group 2 Loans at origination was approximately $534,917. No Group 2 Loan had a principal balance at origination of greater than approximately $1,387,500 or less than approximately $213,000. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $534,145. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,385,833 or less than approximately $212,778.

     As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 5.000% per annum to approximately 6.750% per annum and the weighted average mortgage rate was approximately 5.683% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 357 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to March 1, 2003, or after April 1, 2003, or will have a remaining term to maturity of less than 299 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is March 1, 2033.

     None of the Group 2 Loans are buydown mortgage loans.

     None of the Group 2 Loans originated in Georgia are subject to the Georgia Fair Lending Act.

     None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

     None of the Group 2 Loans have reached their first adjustment date as of the Closing Date.

     All of the Group 2 Loans provide for prepayment charges.

     The Group 2 Loans had debt service coverage ratios as of the Cut-off Date of at least 1.20x but not more than 2.56x, with a weighted average debt service coverage ratio of approximately 1.36x. The Group 2 Loans had occupancy rates, determined as of the most recent date information was available, ranging from approximately 71.88% to approximately 100.00%, with a weighted average occupancy rate at origination of approximately 97.05%.

     The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 2 Loans was approximately 68.33%. No loan-to-value ratio at origination of any Group 2 Loan was greater than approximately 75.00% or less than approximately 45.71%.

     All of the Group 2 Loans will accrue interest on an actual number of days in the prior calendar month and a year consisting of 360 days. As a result, the portion of the scheduled monthly payment in respect of interest received on the Group 2 Loans will be greater if the prior calendar month has 31 days, and will be reduced if the prior calendar month is February. However, all of the Group 2 Loans will be treated as if they paid interest on a 360-day year consisting of twelve 30-day months.

     None of the Group 2 Loans are cross-collateralized with other multifamily loans. None of the Group 2 Loans involve borrowers that are bankruptcy-remote special purpose entities. As a result, defaults and losses could occur for reasons unrelated to the financial condition or operation of the related mortgaged property.

     See "Yield and Prepayment Considerations -- Multifamily Loans" in this prospectus supplement for additional information about the multifamily loans. See "Servicing Agreement -- Servicing of Multifamily Loans" in this prospectus supplement for a discussion of the servicing of multifamily loans.

     Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        PRINCIPAL BALANCES AT ORIGINATION

                                                                           PERCENTAGE OF
          ORIGINAL                                                         CUT-OFF DATE
        GROUP 2 LOAN                  NUMBER OF      AGGREGATE UNPAID        AGGREGATE
     PRINCIPAL BALANCES ($)         GROUP 2 LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
     ----------------------         -------------    -----------------   -----------------
  200,000.01 -   250,000.00.......         1           $   212,778             1.66%
  250,000.01 -   300,000.00.......         2               544,152             4.24
  300,000.01 -   350,000.00.......         5             1,572,493            12.27
  350,000.01 -   400,000.00.......         4             1,539,528            12.01
  450,000.01 -   500,000.00.......         2               954,002             7.44
  500,000.01 -   550,000.00.......         2             1,055,648             8.23
  600,000.01 -   650,000.00.......         1               637,500             4.97
  650,000.01 -   700,000.00.......         1               654,627             5.11
  700,000.01 -   750,000.00.......         1               722,235             5.63
  750,000.01 -   800,000.00.......         1               773,300             6.03
  850,000.01 -   900,000.00.......         1               899,104             7.01
  900,000.01 -   950,000.00.......         2             1,868,283            14.57
1,350,000.01 - 1,400,000.00.......         1             1,385,833            10.81
                                          --           -----------           ------
Total.............................        24           $12,819,482           100.00%
                                          ==           ===========           ======

     The average principal balance of the Group 2 Loans at origination was approximately $534,917.

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                          PERCENTAGE OF
                                                                          CUT-OFF DATE
    CURRENT GROUP 2 LOAN              NUMBER OF      AGGREGATE UNPAID       AGGREGATE
    PRINCIPAL BALANCES ($)          GROUP 2 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
    ----------------------          -------------   -----------------   -----------------
  200,000.01 -   250,000.00.......        1           $   212,778              1.66%
  250,000.01 -   300,000.00.......        2               544,152              4.24
  300,000.01 -   350,000.00.......        5             1,572,493             12.27
  350,000.01 -   400,000.00.......        4             1,539,528             12.01
  450,000.01 -   500,000.00.......        2               954,002              7.44
  500,000.01 -   550,000.00.......        2             1,055,648              8.23
  600,000.01 -   650,000.00.......        1               637,500              4.97
  650,000.01 -   700,000.00.......        1               654,627              5.11
  700,000.01 -   750,000.00.......        1               722,235              5.63
  750,000.01 -   800,000.00.......        1               773,300              6.03
  850,000.01 -   900,000.00.......        1               899,104              7.01
  900,000.01 -   950,000.00.......        2             1,868,283             14.57
1,350,000.01 - 1,400,000.00.......        1             1,385,833             10.81
                                         --           -----------            ------
     Total........................       24           $12,819,482            100.00%
                                         ==           ===========            ======

     As of the Cut-off Date, the average current principal balance of the Group 2 Loans will be approximately $534,145.


                                 MORTGAGE RATES

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                           NUMBER OF       AGGREGATE UNPAID        AGGREGATE
MORTGAGE RATES (%)       GROUP 2 LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------       -------------    -----------------    -----------------
5.000 - 5.499.........         4             $ 3,221,807              25.13%
5.500 - 5.999.........        12               6,338,282              49.44
6.000 - 6.499.........         4               1,980,138              15.45
6.500 - 6.999.........         4               1,279,254               9.98
                              --             -----------             ------
     Total............        24             $12,819,482             100.00%
                              ==             ===========             ======


     The weighted average mortgage rate of the Group 2 Loans was approximately 5.683% per annum.

                              NEXT ADJUSTMENT DATE

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                             NUMBER OF      AGGREGATE UNPAID       AGGREGATE
  NEXT ADJUSTMENT DATE     GROUP 2 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
  --------------------     -------------   -----------------   -----------------
February 1, 2006........        6            $  2,712,786            21.16%
March 1, 2006...........        4               1,985,750            15.49
February 1, 2008........       13               7,720,946            60.23
March 1, 2008...........        1                 400,000             3.12
                               --             -----------           ------
   Total................       24             $12,819,482           100.00%
                               ==             ===========           ======

     As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 2 Loans will be approximately 50 months.


                                  GROSS MARGIN

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                              NUMBER OF     AGGREGATE UNPAID       AGGREGATE
RANGE OF GROSS MARGINS (%)  GROUP 2 LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
--------------------------  -------------  -----------------   -----------------
2.500 - 2.749.............       2            $ 1,448,974            11.30%
2.750 - 2.999.............       6              4,336,593            33.83
3.000 - 3.249.............      11              5,447,246            42.49
3.250 - 3.499.............       2                685,727             5.35
3.500 - 3.749.............       3                900,942             7.03
                                --            -----------           ------
     Total................      24            $12,819,482           100.00%
                                ==            ===========           ======


     As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans will be approximately 2.907% per annum.


                              MAXIMUM MORTGAGE RATE

                                                                         PERCENTAGE OF
                                                                         CUT-OFF DATE
                                      NUMBER OF     AGGREGATE UNPAID       AGGREGATE
RANGE OF MAXIMUM MORTGAGE RATE (%)  GROUP 2 LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
----------------------------------  -------------  -----------------   -----------------
10.000 - 10.499...................        4          $ 3,221,807             25.13%
10.500 - 10.999...................       12            6,338,282             49.44
11.000 - 11.499...................        4            1,980,138             15.45
11.500 - 11.999...................        4            1,279,254              9.98
                                         --          -----------            ------
   Total..........................       24          $12,819,482            100.00%
                                         ==          ===========            ======


     As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans will be approximately 10.683% per annum.

                            INITIAL FIXED-RATE PERIOD

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                              NUMBER OF      AGGREGATE UNPAID      AGGREGATE
INITIAL FIXED-RATE PERIOD   GROUP 2 LOANS   PRINCIPAL BALANCE  PRINCIPAL BALANCE
-------------------------   -------------   -----------------  -----------------
Three Years..............        10            $ 4,698,536          36.65%
Five Years...............        14              8,120,946          63.35
                                 --            -----------         ------
     Total...............        24            $12,819,482         100.00%
                                 ==            ===========         ======


                                INITIAL RATE CAP

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                          NUMBER OF       AGGREGATE UNPAID         AGGREGATE
INITIAL RATE CAPS (%)   GROUP 2 LOANS    PRINCIPAL BALANCE     PRINCIPAL BALANCE
---------------------   -------------    -----------------     -----------------
5.00.................        24             $12,819,482             100.00%
                             --             -----------             ------
   Total.............        24             $12,819,482             100.00%
                             ==             ===========             ======


                                PERIODIC RATE CAP

                                                                PERCENTAGE OF
                                                                CUT-OFF DATE
                           NUMBER OF      AGGREGATE UNPAID        AGGREGATE
PERIODIC RATE CAPS (%)   GROUP 2 LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------------------   -------------   -----------------    -----------------
1.00..................        24            $12,819,482            100.00%
                              --            -----------            ------
   Total..............        24            $12,819,482            100.00%
                              ==            ===========            ======


                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                         PERCENTAGE OF
                                     NUMBER OF     AGGREGATE UNPAID  CUT-OFF DATE AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)  GROUP 2 LOANS  PRINCIPAL BALANCE    PRINCIPAL BALANCE
---------------------------------  -------------  -----------------    -----------------
45.01 - 50.00....................        2            $ 1,054,627             8.23%
50.01 - 55.00....................        1                324,320             2.53
55.01 - 60.00....................        2              1,138,336             8.88
60.01 - 65.00....................        2                583,969             4.56
65.01 - 70.00....................        6              2,909,570            22.70
70.01 - 75.00....................       11              6,808,660            53.11
                                        --            -----------           ------
  Total..........................       24            $12,819,482           100.00%
                                        ==            ===========           ======


     The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately 45.71% and 75.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 68.33%.

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                             NUMBER OF      AGGREGATE UNPAID       AGGREGATE
          STATE            GROUP 2 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
          -----            -------------   -----------------   -----------------
California...............       15             $ 9,261,196            72.24%
Oregon...................        4               1,265,153             9.87
Arizona..................        2               1,223,543             9.54
Washington...............        3               1,069,590             8.34
                                --             -----------           ------
   Total.................       24             $12,819,482           100.00%
                                ==             ===========           ======

     No more than approximately 10.81% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                  LOAN PURPOSES

                                                                 PERCENTAGE OF
                               NUMBER OF                         CUT-OFF DATE
                                GROUP 2    AGGREGATE UNPAID        AGGREGATE
       LOAN PURPOSE              LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
       ------------              -----     -----------------   -----------------
Purchase.....................     13         $ 7,605,795             59.33%
Rate and Term Refinance......      4           2,681,475             20.92
Cash-Out Refinance...........      7           2,532,212             19.75
                                  --         -----------            ------
   Total.....................     24         $12,819,482            100.00%
                                  ==         ===========            ======

LOAN GROUP 3

     The Group 3 Loans had an aggregate principal balance as of the Cut-off Date of approximately $300,000,050, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 3 Loans are secured by first liens on the related mortgaged property.

     The average principal balance of the Group 3 Loans at origination was approximately $206,244. No Group 3 Loan had a principal balance at origination of greater than approximately $1,000,000 or less than approximately $48,000. The average principal balance of the Group 3 Loans as of the Cut-off Date was approximately $206,044. No Group 3 Loan had a principal balance as of the Cut-off Date of greater than approximately $998,231 or less than approximately $47,581.

     As of the Cut-off Date, the Group 3 Loans had mortgage rates ranging from approximately 5.000% per annum to approximately 12.375% per annum and the weighted average mortgage rate was approximately 6.813% per annum. The weighted average remaining term to stated maturity of the Group 3 Loans was approximately 343 months as of the Cut-off Date. None of the Group 3 Loans will have a first Due Date prior to July 1, 2002, or after May 1, 2003, or will have a remaining term to maturity of less than 175 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 3 Loan is April 1, 2033.

     The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 3 Loans was approximately 73.83%. No loan-to-value ratio at origination of any Group 3 Loan was greater than approximately 100.00% or less than approximately 12.52%.

     None of the Group 3 Loans are buydown mortgage loans.

     None of the Group 3 Loans originated in Georgia are subject to the Georgia Fair Lending Act.

     None of the Group 3 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

     Approximately 82.62% of the Group 3 Loans provide for prepayment charges.

     Approximately 20.48% and 4.70% of the Group 3 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 3 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.825% per annum.

     Set forth below is a description of certain additional characteristics of the Group 3 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 3 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        PRINCIPAL BALANCES AT ORIGINATION

                                                                       PERCENTAGE OF
         ORIGINAL                                                      CUT-OFF DATE
      GROUP 3 LOAN                  NUMBER OF    AGGREGATE UNPAID        AGGREGATE
  PRINCIPAL BALANCES ($)          GROUP 3 LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
  ----------------------          -------------  -----------------   -----------------
      0.01 -    50,000.00......         1         $     47,581             0.02%
 50,000.01 -   100,000.00......       251           20,618,181             6.87
100,000.01 -   150,000.00......       390           48,809,009            16.27
150,000.01 -   200,000.00......       271           46,837,815            15.61
200,000.01 -   250,000.00......       164           37,010,303            12.34
250,000.01 -   300,000.00......       112           30,777,975            10.26
300,000.01 -   350,000.00......        79           25,505,771             8.50
350,000.01 -   400,000.00......        65           24,668,499             8.22
400,000.01 -   450,000.00......        41           17,626,634             5.88
450,000.01 -   500,000.00......        30           14,229,608             4.74
500,000.01 -   550,000.00......         9            4,678,461             1.56
550,000.01 -   600,000.00......        14            8,070,152             2.69
600,000.01 -   650,000.00......        10            6,260,126             2.09
650,000.01 -   700,000.00......         7            4,784,195             1.59
700,000.01 -   750,000.00......         5            3,670,642             1.22
750,000.01 -   800,000.00......         1              759,551             0.25
850,000.01 -   900,000.00......         1              866,426             0.29
900,000.01 -   950,000.00......         2            1,826,969             0.61
950,000.01 - 1,000,000.00......         3            2,952,152             0.98
                                    -----         ------------           ------
     Total                          1,456         $300,000,050           100.00%
                                    =====         ============           ======

     The average principal balance of the Group 3 Loans at origination was approximately $206,244.

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                       PERCENTAGE OF
                                                                       CUT-OFF DATE
   CURRENT GROUP 3 LOAN           NUMBER OF       AGGREGATE UNPAID      AGGREGATE
   PRINCIPAL BALANCES ($)        GROUP 3 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
   ----------------------        -------------   -----------------   -----------------
      0.01 -    50,000.00......         1          $     47,581            0.02%
 50,000.01 -   100,000.00......       252            20,715,924            6.91
100,000.01 -   150,000.00......       389            48,711,265           16.24
150,000.01 -   200,000.00......       272            47,037,577           15.68
200,000.01 -   250,000.00......       163            36,810,540           12.27
250,000.01 -   300,000.00......       114            31,377,479           10.46
300,000.01 -   350,000.00......        78            25,256,155            8.42
350,000.01 -   400,000.00......        64            24,318,611            8.11
400,000.01 -   450,000.00......        42            18,076,462            6.03
450,000.01 -   500,000.00......        29            13,779,780            4.59
500,000.01 -   550,000.00......        10             5,227,567            1.74
550,000.01 -   600,000.00......        13             7,521,047            2.51
600,000.01 -   650,000.00......        10             6,260,126            2.09
650,000.01 -   700,000.00......         7             4,784,195            1.59
700,000.01 -   750,000.00......         5             3,670,642            1.22
750,000.01 -   800,000.00......         1               759,551            0.25
850,000.01 -   900,000.00......         1               866,426            0.29
900,000.01 -   950,000.00......         2             1,826,969            0.61
950,000.01 - 1,000,000.00......         3             2,952,152            0.98
                                    -----          ------------          ------
     Total.....................     1,456          $300,000,050          100.00%
                                    =====          ============          ======

     As of the Cut-off Date, the average current principal balance of the Group 3 Loans will be approximately $206,044.

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                           PERCENTAGE OF
                                      NUMBER OF    AGGREGATE UNPAID   CUT-OFF DATE AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)   GROUP 3 LOANS  PRINCIPAL BALANCE     PRINCIPAL BALANCE
---------------------------------   -------------  -----------------     -----------------
 0.01 -  20.00...................         5         $    598,575              0.20%
20.01 -  25.00...................         4              960,637              0.32
25.01 -  30.00...................        10            1,857,454              0.62
30.01 -  35.00...................         9            1,725,998              0.58
35.01 -  40.00...................        22            4,377,716              1.46
40.01 -  45.00...................        25            5,258,503              1.75
45.01 -  50.00...................        41           10,472,729              3.49
50.01 -  55.00...................        52           12,688,739              4.23
55.01 -  60.00...................        65           18,470,157              6.16
60.01 -  65.00...................        68           16,456,975              5.49
65.01 -  70.00...................       182           45,260,553             15.09
70.01 -  75.00...................        83           16,841,289              5.61
75.01 -  80.00...................       445           89,466,153             29.82
80.01 -  85.00...................        49            7,948,002              2.65
85.01 -  90.00...................       227           40,331,028             13.44
90.01 -  95.00...................       153           24,962,506              8.32
95.01 - 100.00...................        16            2,323,036              0.77
                                      -----         ------------            ------
  Total..........................     1,456         $300,000,050            100.00%
                                      =====         ============            ======

     The minimum and maximum loan-to-value ratios of the Group 3 Loans at origination were approximately 12.52% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 3 Loans at origination was approximately 73.83%.


                                 OCCUPANCY TYPES

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                            NUMBER OF      AGGREGATE UNPAID        AGGREGATE
      OCCUPANCY TYPE      GROUP 3 LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
      --------------      -------------    -----------------   -----------------
Owner Occupied..........      1,155          $249,685,822            83.23%
Investor................        262            41,748,266            13.92
Second Home.............         39             8,565,963             2.86
                              -----          ------------           ------
    Total...............      1,456          $300,000,050           100.00%
                              =====          ============           ======

     Occupancy type is based on the representation of the borrower at the time of origination.

                  MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                              PERCENTAGE OF
                                                                               CUT-OFF DATE
                                           NUMBER OF    AGGREGATE UNPAID        AGGREGATE
 LOAN PROGRAM AND DOCUMENTATION TYPE     GROUP 3 LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
 -----------------------------------     -------------  -----------------   -----------------
Progressive Series Program (Limited
(Stated) Documentation)...............         501        $117,334,128              39.11%
Progressive Express(TM)Program (Non
Verified Assets)......................         377          67,001,890             22.33
Progressive Series Program (Full
Documentation)........................         261          56,207,904             18.74
Progressive Express(TM)Program
(Verified Assets).....................         198          39,410,634             13.14
Progressive Express(TM)No Doc Program
(No Documentation)....................         102          16,649,162              5.55
Progressive Express(TM)Program No Doc
Program (Verified Assets).............          15           3,004,116              1.00
Progressive Series Program (Lite
Income/Stated Asset Documentation)....           1             303,244              0.10
Progressive Series Program (No
Income/No Asset Documentation)........           1             88,971               0.03
                                             -----        -----------             ------
    Total.............................       1,456        $300,000,050            100.00%
                                             =====        ============            ======

     See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 RISK CATEGORIES

                                                                        PERCENTAGE OF
                                                                        CUT-OFF DATE
                                     NUMBER OF     AGGREGATE UNPAID       AGGREGATE
           CREDIT GRADE            GROUP 3 LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
           ------------            -------------  -----------------   -----------------
A+(1)............................      461           $115,641,429            38.55%

A(1).............................      403             77,377,561            25.79

A-(1)............................       39              6,026,268             2.01

B(1).............................        8              1,537,603             0.51

C(1).............................        6                720,075             0.24

CX(1)............................        1                 75,133             0.03

Progressive Express(TM)I(2)......      221             42,003,784            14.00

Progressive Express(TM)II(2).....      258             46,054,409            15.35

Progressive Express(TM)III(2)....       26              4,410,357             1.47

Progressive Express(TM)IV(2).....       17              2,976,966             0.99

Progressive Express(TM)V(2)......       10              2,192,822             0.73

Progressive Express(TM)VI(2).....        6                983,644             0.33
                                     -----           ------------           ------
   Total.........................    1,456           $300,000,050           100.00%
                                     =====           ============           ======

_________________

(1) All of these Group 3 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V, and VI, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These Group 3 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 3 Loans is generally based on the borrower's "FICO" score and therefore these Group 3 Loans do not correspond to the alphabetical risk categories listed above.

     See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 PROPERTY TYPES

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                              NUMBER OF     AGGREGATE UNPAID       AGGREGATE
     PROPERTY TYPE          GROUP 3 LOANS   PRINCIPAL BALANCE  PRINCIPAL BALANCE
     -------------          -------------   -----------------  -----------------
Single-Family.............        990          $204,466,297           68.16%
De Minimis PUD............        164            38,995,626           13.00
Condominium...............        113            19,129,011            6.38
Two-Family................         68            12,214,928            4.07
Four-Family...............         34             8,310,290            2.77
Planned Unit Development..         47             7,110,194            2.37
Three-Family..............         23             5,564,542            1.85
Hi-Rise Condo.............         16             4,124,437            1.37
Manufactured..............          1                84,725            0.03
                                -----          ------------          ------
   Total..................      1,456          $300,000,050          100.00%
                                =====          ============          ======


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                              PERCENTAGE OF
                                                                              CUT-OFF DATE
                                           NUMBER OF     AGGREGATE UNPAID       AGGREGATE
                   STATE                 GROUP 3 LOANS   PRINCIPAL BALANCE  PRINCIPAL BALANCE
                   -----                 -------------   -----------------  -----------------
California.............................        608          $150,153,688          50.05%
Florida................................        427            68,359,185          22.79
New York...............................         43            12,527,436           4.18
Other (less than 3% in any one state)..        378            68,959,741          22.99
                                             -----          ------------         ------
   Total...............................      1,456          $300,000,050         100.00%
                                             =====          ============         ======

     No more than approximately 0.54% of the Group 3 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.


                                  LOAN PURPOSES

                                                                 PERCENTAGE OF
                               NUMBER OF                         CUT-OFF DATE
                                GROUP 3    AGGREGATE UNPAID        AGGREGATE
      LOAN PURPOSE               LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
      ------------               -----     -----------------   -----------------
Cash-Out Refinance..........      618        $129,428,232            43.14%
Purchase....................      549         102,261,863            34.09
Rate and Term Refinance.....      289          68,309,956            22.77
                                -----        ------------           ------
   Total....................    1,456        $300,000,050           100.00%
                                =====        ============           ======